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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


                                   May 4, 2005
                Date of Report (Date of earliest event reported)
                                -----------------

                        Commission file number: 000-50760


                      Financial Telecom Limited (USA), Inc.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)


          Nevada                                              58-2670972
----------------------------                         ---------------------------
(State or other jurisdiction                                (IRS Employer
     of incorporation)                               Identification File Number)

     306 Hang Bong Commercial Center, 28 Shanghai Street, Kowloon, Hongkong
     ----------------------------------------------------------------------
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (852) 2868 0668
                                 ---------------

                                       N/A
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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                                TABLE OF CONTENTS

Item 1.01 Entry Into a Material Definitive Agreement.
Item 3.02 Unregistered Sales of Equity Securities
Item 9.01 Financial Statements and Exhibits

SIGNATURE

EX-99.1     Press Release



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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 25th, 2005, Financial Telecom Limited (USA) Inc. ("we," "our" or "us") signed and completed the Sales and Purchase Agreement ("Agreement") with all of the shareholders (the "Sellers") of Beijing Genial Technology Co., Ltd. ("Genial"), a privately held company organized under the laws of the People's Republic of China. Pursuant to the terms of the Agreement, we acquire from the Sellers 19% of the total equity interest of Genial for a total purchase price of $368,485, to be satisfied by issuing to the Sellers 7,369,700 shares of common stock. Pursuant to the terms of the Agreement, we also purchase from the Sellers a non-interest bearing convertible note, to be satisfied by issuing to the Sellers 4,751,520 shares of common stock. At any time on or before April 24th, 2015, the note is convertible by us without the payment of any additional consideration into 12.25% of the entire equity interest of Genial as of the date of the Agreement or, at our election, $237,576 cash to be paid to us by the Sellers. All the common shares issued to the Sellers are not registered under the Securities Act of 1933, as amended, and are subject to transfer restrictions thereunder.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES
On April 25th, 2005, we issued an aggregate of 12,121,220 shares of our common stock to the shareholders of Bejing Genial Technology Co., Ltd. ("Genial") to satisfy the purchase price for the acquisition of 19% of the total equity interest of Genial and as consideration for the convertible note described in
Item 1.01 of this Current Report on Form 8-K. The issuance was exempt from registration under the Securities Act of 1933, as amended, pursuant to Rule 903 thereunder as a sale by the issuer in an offshore transaction. ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS EXHIBITS 99.1 Press release issued on May 2, 2005 relating to the Agreement.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           Financial Telecom Limited (USA), Inc.


                                            Date: May 4, 2005 By: /s/ David Chen
                                                                ----------------
                                                                      David Chen
                                                         Chief Executive Officer